TEN Holdings

TEN HOLDINGS, INC.

NASDAQ: XHLD

INVESTOR PRESENTATION

JANUARY 2026

Disclaimer

Forward-Looking Statements

The information included in this presentation, other than those relating to historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the industry and government policies and regulations relating to our industry; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future.

Forward-looking statements are not guarantees of future performance and, while considered reasonable by us and our management team, are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management and on information available to them in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate, as of the time when such forward-looking statements were made.

Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; general market, political, and economic conditions; projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; and litigation and regulatory proceedings.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained herein, they may not be predictive of results or developments in future periods.

We undertake no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We caution investors that actual results may differ materially from the anticipated results and encourage investors to review other factors that may affect our future results in the Company's filings with the U.S. Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

COMPANY OVERVIEW

About TEN Holdings

XHLD

TEN HOLDINGS, INC.

PARENT COMPANY

- Corporate Strategy
- Capital Markets & IR
- Strategic Partnerships

↓

TEN EVENTS, INC.

OPERATING SUBSIDIARY

- Full Service Production
- Solution Delivery
- Client Management



MANAGED SOLUTIONS

FULL-SERVICE BROADCAST

White-glove production for mission-critical corporate communications. We handle everything from pre-production to live execution.

- On-site Professional Crews
- Dedicated Project Management
- Live Control Room Engineering
- Earnings Calls & Investor Days



SAAS PLATFORM

SELF-SERVICE BROADCAST

Enterprise-grade platform empowering teams to execute professional global broadcasts at scale autonomously.

- Intuitive Web-Based Studio
- Global CDN Distribution
- Enterprise Security Compliance
- Town Halls & Internal Comms

BUILT FOR SCALE

Designed for high-stakes corporate environments, not casual meetings.

Fortune 500
TRUSTED BY INDUSTRY LEADERS

10K-100K+
CONCURRENT ATTENDEES

99.99%
UPTIME RELIABILITY

COMPANY MILESTONES

Our Journey

XHLD

2011

FOUNDATION

Company Founded

Launched as a specialized webcasting company focused on delivering enterprise-grade virtual event solutions.

2021

STRATEGIC M&A

Acquired by V-Cube Inc.

Operating Company sold to V-Cube Inc., a $100M publicly traded Japanese event technology leader.

2025

FEB 13 - IPO

Went Public

TEN Holdings successfully completed its public listing on NASDAQ (XHLD), positioning the company for scalable growth and M&A.

KEY ACHIEVEMENTS

2025 Year in Review

XHLD

Public Company Updates

Successfully transitioned to a public entity (NASDAQ: XHLD), enhancing transparency and access to global capital markets.

Webinar.net Partnership

Strategic technology alliance with **Webinar.net** to leverage next-gen broadcast capabilities and expand service offerings.

OpEx Reductions

Executed major operating expense reductions in Q4, optimizing cash flow and improving operational efficiency.

$5.0M

Capital Raised

The company has raised funds via numerous investment vehicles in 2025 to fuel growth initiatives.

$2.25M

PIPE Investment

Closed Private Investment in Public Equity (PIPE).

FUTURE PLANS OVERVIEW

Strategic Roadmap

XHLD

01 SaaS Growth

- Transitioning business model towards high-margin recurring revenue streams.
- Developing platform-led services to complement event production.
- Focusing on Annual Recurring Revenue (ARR) stability and predictability.

02 AI Roadmap

- **AI-Driven Analytics:** Advanced platform integration for real-time insights.
- **AI Captioning:** Automated, high-accuracy multilingual accessibility.
- **Intent Data:** Leveraging behavioral analytics for smarter client targeting.

03 Acquisition Strategy

- Consolidating relevant industry providers to build market dominance.
- Targeting complementary technologies to expand service capabilities.
- Focusing on synergistic deals that are accretive to earnings and margins.

AI Roadmap: Three Core Pillars

PIPELINE

PILLAR 01

Orchestration

Intent-Powered Sales Pipeline

- Auto-route hot leads to CRM
- Agent assisted event creation
- AI tech support automation

CONTENT

PILLAR 02

Generation

AI Content Lab

- Zero-touch content creation workflow
- Instant Q&A summaries & clips
- Automate post-event emails & bios

INSIGHTS

PILLAR 03

Analytics

Advanced Insights Engine

- Precision ROI visibility metrics
- Real-time intent scoring tracking
- Convert data to revenue opportunities

Market Opportunity

XHLD

VIRTUAL EVENTS (2030) [1]

$297B

↑ Projected Size

CAGR (2025-2030)

20.0%

Annual Growth

Valuation Signals - Recent Transactions

Cvent Acq. by Blackstone [2]	**7x Revenue** $4.4B Valuation
ON24 Acq. by Cvent (1H 2026) [3] Vs. $2.22B IPO Valuation (2021)	**~$400M Cash** $8.10/share (62% Premium)
Goldcast Acq. by Cvent (Dec '25) [4] Startup to $11.5M Rev in 5 yrs	**~$300M Cash** Raised ~$40M prior funding

Projected Market Growth (USD Billions) [1]


Virtual Events Market Size
$300B
$250B
$200B
$150B
$100B
$50B
$0B
2024
2025 (Proj)
2026 (Proj)
2028 (Proj)
2030 (Proj)

Why Virtual Wins

- Inexpensive
- Efficient
- Interactive
- Convenient

"Opportune time to consolidate relevant industry providers on a synergistic and accretive basis."

Sources: [1] Grand View Research, "Virtual Events Market Size, Share & Trends Analysis Report By Event Type, By Service, By Establishment Size, By Application, By End-use, By Region, And Segment Forecasts, 2025 - 2030" (December 2024); [2] Blackstone Inc. Press Release (June 2023) re: Cvent Acquisition ($4.6B Enterprise Value); [3] Cvent Holding Corp. SEC Filings (Form 8-K, Nov 2025) re: ON24 Acquisition ($400M All-Cash Transaction); [4] Cvent Press Release & PitchBook Data (Dec 2025) re: Goldcast Acquisition (~$300M).

ACQUISITION STRATEGY

Value Creation & M&A Objectives

XHLD

TARGET COMPLETION DATE **December 2026**

Accretive Growth

Drive double-digit inorganic expansion in Revenue and EBITDA through disciplined consolidation of high-value event assets.

Revenue Synergies

Unlock immediate cross-sell opportunities across complementary client bases to maximize wallet share and Lifetime Value (LTV).

Technology Advantage

Acquire proprietary IP that enhances product differentiation, automates workflows, and expands gross margins.

Talent Acquisition

Consolidate top-tier industry talent to centralize expertise, driving execution excellence and operational efficiency.

Commercial Scale

Supercharge GTM engines to accelerate pipeline velocity and significantly reduce Customer Acquisition Costs (CAC).

TAM Expansion

Establish 24/7 global operations to capture international market share and service multinational enterprise contracts.

High-Margin Verticals

Penetrate specialized, high-barrier sectors (IR, Medical) to secure premium pricing power and sticky recurring revenue.

Immediate ROI

Target assets with clear integration roadmaps to deliver immediate cash flow contribution and rapid synergy realization.

Compelling Investment Opportunity

XHLD

Diversified Shareholder Base
Diverse ownership structure supporting long-term stability.

SaaS / ARR Model
Transition to recurring revenue model beginning 2026+.

Growth Market
Expanding industry outlook in virtual & hybrid events.

Strong Comparables
Validated by Cvent acquisition and sector valuations.

Webinar.net Partner
Strategic, cost-effective technology partnership.

Cost Effective GTM
Go-to-market strategy with industry leading platform.

Acquisition Strategy
Clear roadmap for synergistic M&A and market consolidation.

CONTACT US

Thank You

Investor Relations

FIRM
Skyline Corporate Communications Group, LLC

EMAIL
info@skylineccg.com

ADDRESS
1177 Avenue of the Americas, 5th Fl., New York, NY 10036

Company Details

WEBSITE
www.tenholdingsinc.com

EMAIL
hello@tenholdingsinc.com

PHONE
1.800.757.9212

HEADQUARTERS
1170 Wheeler Way, Langhorne, PA 19047